                                                                                                       EXHIBIT 99.2

                                           NOTICE OF GUARANTEED DELIVERY

                                            O'SULLIVAN INDUSTRIES, INC.

                        OFFER TO EXCHANGE ITS 10.63% SENIOR SECURED NOTES DUE 2008, WHICH HAVE
                              BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, FOR ANY
     AND ALL OUTSTANDING 10.63% SENIOR SECURED NOTES DUE 2008 IN THE AGGREGATE PRINCIPAL AMOUNT OF $100,000,000,
                                           WHICH HAVE NOT BEEN REGISTERED.

                                PURSUANT TO THE PROSPECTUS DATED                 , 2003

         As set forth in the Exchange  Offer (as described in the Prospectus  and as defined  below),  this form or one  substantially  equivalent  hereto must be used to accept the Exchange Offer if certificates  for  unregistered
10.63%  Senior  Secured  Notes due 2008 (the  "Existing  Notes"),  are not  immediately  available or time will not permit a  holder's  Existing  Notes or other  required  documents  to reach the  Exchange  Agent on or prior to the
Expiration  Date, or the procedure for book-entry  transfer  cannot be completed on a timely basis.  This form, may be delivered  by facsimile  transmission,  by  registered  or certified  mail,  by hand,  or by overnight  delivery service  to the  Exchange  Agent.  See the  Exchange  Offer--  Procedures  for  Tendering  Existing  Notes"  in the
Prospectus.

                               THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                               AT 5:00 P.M., EASTERN TIME, ON , 2004 (THE EXPIRATION
                                   DATE), UNLESS THE EXCHANGE OFFER IS EXTENDED
                                          BY O'SULLIVIAN INDUSTRIES, INC.

                                   THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                               THE BANK OF NEW YORK

                                               Facsimile Transmissions :          By Registered or Certified Mail:
                                             (Eligible Institutions Only)               The Bank of New York
      Corporate Trust Operations                    (212) 298-1915                   Corporate Trust Operations
          Reorganization Unit                                                            Reorganization Unit
            Attention: [__]                                                          101 Barclay Street, 7 East
                                                                                          New York NY 10286

                                            To Confirm by Telephone or for
                                                   Information Call:
                                                         [__]

         (Originals of all  documents  sent by facsimile  should be sent promptly by registered or certified  mail, by hand, or by overnight delivery service.)

         DELIVERY  OF THIS  NOTICE OF  GUARANTEED  DELIVERY  TO AN  ADDRESS OR  TRANSMISSION  OF  INSTRUCTIONS  VIA
FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

I:\OSullivan\144A-2003\Exchange Offer\Exhibits to S-4\Exhibit 99.2-Notice of Guaranteed Delivery.doc

Ladies and Gentlemen:

     The  undersigned  hereby  tenders  to the  Company,  upon the  terms and  subject  to the  conditions,  in the
Prospectus and the related Letter of Transmittal,  receipt of which is hereby  acknowledged,  the principal  amount of Existing Notes as described  below pursuant to the guaranteed  delivery  procedures  described in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Existing Notes listed below:

                                                Certificate Number(s)
                                                     (if known)
                           of Existing Notes or Account Number at the Book Entry Facility

                                                 Aggregate Principal
                                                 Amount Represented

                                                 Aggregate Principal
                                                   Amount Tendered

                                             PLEASE SIGN AND COMPLETE

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Signatures of Registered Holder(s) or Authorized Signatory:

Names of Registered Holder(s):

Date: __________________ , 2003

Address:

Area Code and Telephone No.:
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         This Notice of  Guaranteed  Delivery must be signed by the  Holder(s)  exactly as their name(s)  appear on certificates  for Existing Notes or on a security  position listing as the owner of Existing Notes, or by person(s)
authorized to become Holder(s) by endorsements and documents  transmitted with this Notice of Guaranteed  Delivery.
If signature is by a trustee, executor, administrator,  guardian, attorney-in-fact,  officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                                       Please print name(s) and address(es)

Name(s):

Capacity:

                                                   Address(es):
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                                                     GUARANTEE
                                     (NOT TO BE USED FOR SIGNATURE GUARANTEE)

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     The  undersigned,  a firm which is a member of a  registered  national  securities  exchange or of the  National
Association of Securities  Dealers,  Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible  guarantor  institution"  within the meaning of Rule 17Ad-15 under the  Securities  Exchange  Act of 1934,  as amended,  guarantees  deposit  with the  Exchange  Agent of the Letter of
Transmittal (or facsimile thereof),  together with the Existing Notes tendered hereby in proper form for transfer (or confirmation  of the book-entry  transfer of such Existing Notes into the Exchange  Agent's account at the Book-Entry
Transfer Facility described in the prospectus under the caption,  "Exchange  Offer--Guaranteed  Delivery  Procedures"
and in the Letter of  Transmittal)  and any other  required  documents,  all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of firm:

Address:
                                                 (Include Zip Code)

Area Code and Tel. No.:

Name:
                                               (Authorized Signature)

                                                   (Please Print)

Title:

Dated:

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DO NOT  SEND  SECURITIES  WITH  THIS  FORM.  ACTUAL  SURRENDER  OF  SECURITIES  MUST BE MADE  PURSUANT  TO,  AND BE
ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1.       Delivery of this Notice of  Guaranteed  Delivery.  A properly  completed  and duly  executed  copy of this
Notice of  Guaranteed  Delivery and any other  documents  required by this Notice of  Guaranteed  Delivery  must be received  by the  Exchange  Agent at its  address  prior to the  Expiration  Date.  The method of  delivery of this
Notice of Guaranteed  Delivery and any other  required  documents to the Exchange Agent is at the election and sole risk of the holder,  and the delivery will be deemed made only when  actually  received by the Exchange  Agent.  If delivery is by mail,  registered  mail with return receipt  requested,  properly  insured,  is  recommended.  As an alternative  to delivery by mail,  the holders may wish to consider  using an overnight or hand  delivery  service.
In all cases,  sufficient  time should be allowed to assure timely  delivery.  For a description  of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

2.       Signatures  on this Notice of  Guaranteed  Delivery.  If this Notice of  Guaranteed  Delivery is signed by the registered  holder(s) of the Existing Notes referred to herein,  the signature must correspond with the name(s)
written on the face of the Existing  Notes  without  alteration,  enlargement,  or any change  whatsoever.  If this
Notice of Guaranteed  Delivery is signed by a participant  of the Book-Entry  Transfer  Facility whose name appears on a security  position  listing as the owner of the Existing  Notes,  the signature must  correspond with the name shown on the security position listing as the owner of the Existing Notes.

         If this Notice of  Guaranteed  Delivery is signed by a person other than the  registered  holder(s) of any
Existing Notes listed or a participant  of the Book-Entry  Transfer  Facility,  this Notice of Guaranteed  Delivery must be accompanied  by appropriate  bond powers,  signed as the name of the  registered  holder(s)  appears on the
Existing  Notes or signed as the name of the  participant  shown on the  Book-Entry  Transfer  Facility's  security position listing.

         If this  Notice of  Guaranteed  Delivery  is  signed  by a  trustee,  executor,  administrator,  guardian, attorney-in-fact,  officer of a  corporation,  or other person  acting in a fiduciary or  representative  capacity, such person  should so indicate when signing and submit with the Letter of  Transmittal  evidence  satisfactory  to the Company of such person's authority to so act.

3.       Requests for  Assistance or Additional  Copies.  Questions  and requests for  assistance  and requests for additional  copies of the  Prospectus  may be  directed  to the  Exchange  Agent at the  address  specified  in the
Prospectus.  Holders may also contact their broker,  dealer,  commercial bank, trust company,  or other nominee for assistance concerning the Exchange Offer.